UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 7, 2006


                               STEVEN MADDEN, LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    000-23702                  13-3588231
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 (State or other jurisdiction     (Registration Number)        (IRS Employer
      of incorporation)                                      Identification No.)


         52-16 Barnett Avenue, Long Island City, New York           11104
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        (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (718) 446-1800


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 8, 2006, Steven Madden, Ltd. (the "Company") announced that, pursuant to a Securities Purchase Agreement, dated February 7, 2006 (the "Securities Purchase Agreement"), between the Company and Daniel M. Friedman ("Friedman"), the Company had acquired all of the issued and outstanding shares of capital stock of each of Daniel M. Friedman & Associates, Inc. and DMF International, Ltd. (together, the "DMF Companies"). The purchase price was $18.0 million, plus certain earn-out purchase price payments to be made pursuant to an Earn-Out Agreement, dated February 7, 2006 (the "Earn-Out Agreement"), between the Company, Friedman and the DMF Companies. Pursuant to the Earn-Out Agreement, Friedman shall be eligible to receive certain earn-out purchase price payments in each of the fiscal years ending 2008, 2009 and 2010 based on the DMF Companies' financial performance for those years.

The foregoing descriptions of the Securities Purchase Agreement and Earn-Out Agreement do not purport to be complete and are qualified in their entirety by reference to the Securities Purchase Agreement and Earn-Out Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2 respectively, and are incorporated herein by reference.


ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As discussed in Item 1.01 above, on February 7, 2006, the Company acquired all of the issued and outstanding shares of capital stock of the DMF Companies for a purchase price of $18.0 million, plus certain earn-out purchase price payments. A copy of the Company's press release, dated February 8, 2006, announcing the completion of the acquisition is filed herewith as Exhibit 99.1 and is incorporated by reference herein in its entirety.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K is required to be filed.

(b)      Pro Forma Financial Statements

The financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K is required to be filed.

(c)      Exhibits

         10.1 Securities Purchase Agreement, dated February 7, 2006, between the Company and Daniel M. Friedman.

         10.2 Earn-Out Agreement, dated February 7, 2006, among the Company, Daniel M. Friedman, Daniel M. Friedman & Associates, Inc. and DMF International, Ltd.

         99.1 Press Release dated February 8, 2006, announcing the Company's acquisition of Daniel M. Friedman & Associates.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Steven Madden, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STEVEN MADDEN, LTD.

                                       By: /s/ JAMIESON A. KARSON
                                           -------------------------------------
                                           Name:   Jamieson A. Karson
                                           Title:  Chief Executive Officer

Date:  February 10, 2006

                                  EXHIBIT INDEX

DOC. NO.          DOCUMENT DESCRIPTION

Exhibits:

         10.1 Securities Purchase Agreement, dated February 7, 2006, between the Company and Daniel M. Friedman.

         10.2 Earn-Out Agreement, dated February 7, 2006, among the Company, Daniel M. Friedman, Daniel M. Friedman & Associates, Inc. and DMF International, Ltd.

         99.1 Press Release dated February 8, 2006, announcing the Company's acquisition of Daniel M. Friedman & Associates.